EXHIBIT 10.16

EXECUTION COPY

AMENDMENT NO. 5
TO CREDIT AGREEMENT
Dated as of March 18, 1999

                    THIS AMENDMENT NO. 5 TO CREDIT AGREEMENT ("Amendment") is made as of March 15, 2002 by and among Spartan Stores, Inc., a Michigan corporation (the "Borrower"), the financial institutions listed on the signature pages hereof as lenders (the "Lenders"), ABN AMRO Bank N.V., in its capacity as Arranger, Collateral Agent, Syndication Agent and Administrative Agent (the "Administrative Agent") and Standard Federal Bank (f/k/a Michigan National Bank), in its capacity as a Co-Arranger (the "Co-Arranger") under that certain Credit Agreement dated as of March 18, 1999 by and among the Borrower, the Lenders, the Co-Arranger and the Administrative Agent, as modified by that certain Waiver dated as of April 22, 1999, that certain Amendment No. 1 dated as of May 10, 1999, that certain Consent dated as of June 19, 1999, that certain Acquisition Consent dated as of November 9, 1999, that certain Consent dated as of December 15, 1999, that certain Acquisition Consent dated as of March 7, 2000, that certain Amendment No. 2 dated as of June 25, 2000, that certain Acquisition Consent Memorandum dated as of January 5, 2001, that certain Amendment No. 3 dated as of February 23, 2001 and that certain Amendment No. 4 dated as of April 23, 2001 (as so modified and as hereafter amended, modified or restated, the "Credit Agreement"). Defined terms used herein and not otherwise defined herein shall have the meaning given to them in the Credit Agreement.

WITNESSETH

                    WHEREAS, the Borrower, the Lenders, the Co-Arranger and the Administrative Agent are parties to the Credit Agreement;

                    WHEREAS, the Borrower has requested that the Lenders amend the Credit Agreement in certain respects and the Lenders, the Co-Arranger and the Administrative Agent are willing to so amend the Credit Agreement on the terms and conditions set forth herein;

                    NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, the Lenders, the Co-Arranger and the Administrative Agent have entered into this Amendment.

          1.          Amendments to Credit Agreement. Effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 4 below, the Credit Agreement is hereby amended as follows:

          (a)          Section 1.1 of the Credit Agreement is amended as follows:

          (i)          Add the following definitions in the appropriate location:

' "Senior Debt" means, for any period, an amount equal to the amount of Total Debt for such period, minus the aggregate principal amount of Subordinated Indebtedness outstanding during such period.'

'"Subordinated Indebtedness" means Indebtedness which is subordinated to the payment of the Secured Obligations.'

'"Total Debt Leverage Ratio" means, for any period, the ratio of (i) Total Debt for such period to (ii) EBITDA for such period.'

          (ii)          Amend the definition of "Specified Acquisitions" to add the following to the end thereof:

"; and (iii) the acquisition referred to by the Borrower as "Project Tiger" so long as the total amount paid in connection therewith (including for any inventory purchased in connection with such acquisition) does not exceed $11,000,000."

          (b)          Section 2.4(B)(i)(e) is hereby amended to delete therefrom the phrase "attributable to an Asset Sale or to Excess Cash Flow."

          (c)          Section 2.14(D)(ii) is hereby restated in its entirety as follows:

"The Applicable Floating Rate Margin for the Tranche B Term Loans shall at all times be two and one-quarter percent (2.25%) per annum and the Applicable Eurodollar Rate Margin for the Tranche B Term Loans shall at all times be three and one-half percent (3.50%) per annum.

From and after the first delivery by the Borrower of the financial statements required to be delivered pursuant to Section 7.1(A)(ii) or (iii) which are delivered after September 18, 1999, the Applicable Floating Rate Margins and Applicable Eurodollar Margins for the Tranche A Term Loans, the Revolving Loans and the Acquisition Facility Loans shall be determined from time to time by reference to the table set forth below, on the basis of the then applicable Total Debt Leverage Ratio as described in this Section 2.14(D)(ii):

Total debt Leverage Ratio (Total Debt/ EBITDA)	Tranche A Term Loans and Revolving Loans		Acquisition Facility Loans
	Applicable Eurodollar Rate Margin	Applicable Base Rate Margin	Applicable Eurodollar Rate Margin	Applicable Base Rate Margin
Greater than 3.00 to 1.00	2.75%	1.50%	3.25%	2.00%
Less than or equal to 3.00 to 1.00 but greater than 2.00 to 1.00	2.25%	1.00%	2.75%	1.50%
Less than or equal to 2.00 to 1.00	1.75%	0.50%	2.25%	1.00%

For purposes of this Section 2.14(D)(ii), the Total Debt Leverage Ratio shall be determined as of the last day of each fiscal quarter and on the date of consummation of any Permitted Acquisition based upon (a) for Total Debt, Total Debt as of the last day of each such fiscal quarter or date of consummation of such Acquisition (taking into account all debt incurred or assumed in connection therewith); and (b) for EBITDA, the actual amount for the four-quarter period ending on such day (or in the case of a calculation on the date of an Acquisition, for the 12-month period preceding such Acquisition for which financial information of the target entity is available), calculated, with respect to Permitted Acquisitions, on a pro forma basis using historical financial statements obtained from the seller, broken down by fiscal quarter in the Borrower's reasonable judgment (the amounts from which shall be unadjusted unless adjustments thereto shall have been approved in writing by the Agents). Upon receipt of the financial statements delivered pursuant to Sections 7.1(A)(ii) and (iii) and on the closing date of any Permitted Acquisition, as applicable, the Applicable Floating Rate Margins and Applicable Eurodollar Margins shall be adjusted, such adjustment being effective five (5) Business Days following the Agents' receipt of such financial statements and the compliance certificate required to be delivered in connection therewith pursuant to Section 7.1(A)(iv); provided, that if the Borrower shall not have timely delivered its financial statements in accordance with Section 7.1(A)(ii) or (iii), as applicable, then commencing on the date upon which such financial statements should have been delivered and continuing until such financial statements are actually delivered, it shall be assumed for purposes of determining the Applicable Floating Rate Margins and Applicable Eurodollar Margins that the Total Debt Leverage Ratio was greater than 3.00 to 1.00.

          (d)          Section 7.3(G)(iii) is restated in its entirety as follows:

"The Borrower shall not and shall not permit any of its Subsidiaries to make any Acquisitions (including the Specified Acquisitions), other than Acquisitions meeting all of the following requirements (each such Acquisition constituting a "Permitted Acquisition"); provided, however, that no Acquisitions may be made prior to the later of (i) the date on which the Borrower issues Subordinated Indebtedness and (ii) the date on which the Borrower attains a Fixed Charge Coverage Ratio of 1.00 to 1.00:

          (e)          Section 7.3(G)(iii)(g) is restated in its entirety as follows:

"(g) prior to each such Acquisition, the Borrower shall deliver to the Agents a certificate from one of the Authorized Officers, demonstrating to the satisfaction of the Agents and the Required Lenders that after giving effect to such Acquisition and the incurrence of any Indebtedness permitted by Section 7.3(A) in connection therewith, on a pro forma basis using historical financial statements obtained from the seller, broken down by fiscal quarter in the Borrower's reasonable judgment (the amounts from which shall be unadjusted unless adjustments thereto shall have been approved in writing by the Agents), as if the Acquisition and such incurrence of Indebtedness had occurred on the first day of the twelve-month period ending on the last day of the Borrower's most recently completed fiscal quarter, (x) the Borrower would have been in compliance with the financial covenants in Section 7.4 and not otherwise in Default; provided, however, that in determining compliance with the financial covenants, the ratio required to comply with the Leverage Ratio shall be the then applicable ratio set forth in Section 7.4(B) minus 0.25, and (y) the Aggregate Revolving Loan Commitment shall exceed the Revolving Credit Obligations by at least $50,000,000; and"

          (f)          Section 7.3(G)(iii)(h) is restated in its entirety as follows:

"(h) the written consent of the Required Lenders shall have been obtained in connection with any Acquisition (other than the Specified Acquisitions) if the aggregate purchase price (including, without limitation or duplication, cash, stock, Indebtedness assumed (net of any cash acquired), amounts to be paid in connection with redemptions of the Borrower's Capital Stock from the sellers, contingent earn-outs or other similar contingent purchase price payments, and transaction related contractual payments, including amounts payable under non-compete, consulting or similar agreements) (valuing all non-cash consideration at Fair Value) is equal to or greater than $1,000,000, or, after giving effect to such Acquisition, the aggregate purchase price for all Acquisitions during the twelve month period ending on the date of such Acquisition exceeds $3,000,000."

          (g)          Section 7.4(A) is restated in its entirety as follows:

"Minimum Fixed Charge Coverage Ratio. The Borrower shall maintain a ratio ("Fixed Charge Coverage Ratio") of (i) the sum of the amounts of (a) EBITDA; minus (b) Capital Expenditures, to (ii) the sum of the amounts of: (a) Interest Expense (excluding Interest Expenses incurred as a result of canceling interest rate swap agreements in connection with the issuance of Subordinated Indebtedness by the Borrower); plus (b) scheduled amortization of the principal portion of the Term Loans and scheduled amortization of the principal portion of all other Indebtedness for borrowed money of the Borrower; plus (c) cash taxes paid by the Borrower and its consolidated Subsidiaries; plus (d) Restricted Payments (other than Acquisition Redemptions) made pursuant to Section 7.3(F)) made during such period; plus (e) any payments made by the Borrower or any of its Subsidiaries directly or indirectly pursuant to any Customer Loan Guaranties during such period; and plus (f) any payments made by the Borrower or any of its Subsidiaries directly or indirectly pursuant to any Customer Lease Guaranties of at least:

Quarter(s) Ending	Ratio

March 30, 2002	0.725 to 1.00

June 22, 2002 through September 14, 2002	0.625 to 1.00

January 4, 2003	0.850 to 1.00

March 29, 2003 through March 27, 2004	1.00 to 1.00

June 19, 2004 and each quarter thereafter	1.10 to 1.00

In each case, the Fixed Charge Coverage Ratio shall be determined as of the last day of each fiscal quarter for the four fiscal quarter period ending on such day, calculated, with respect to Permitted Acquisitions, on a pro forma basis using historical financial statements obtained from the seller, broken down by fiscal quarter in the Borrower's reasonable judgment (the amounts from which shall be unadjusted unless adjustments thereto shall have been approved in writing by the Agents)."

          (h)          Section 7.4(B) is restated in its entirety as follows:

"Maximum Leverage Ratio. The Borrower shall not permit the ratio (the "Leverage Ratio") of (i) Senior Debt to (ii) EBITDA to be greater than the ratio set forth below at the end of the fiscal quarter ending on the corresponding date set forth below:

Quarter(s) Ending	Ratio

March 30, 2002 through June 22, 2002	4.00 to 1.00

If the Borrower issues Subordinated Indebtedness on or prior to June 22, 2002, then the ratio for the quarter ended June 22, 2002 shall be:	2.50 to 1.00

September 14, 2002 through January 4, 2003	2.50 to 1.00

March 29, 2003 through June 21, 2003	2.25 to 1.00

Each quarter thereafter	2.00 to 1.00

The Leverage Ratio shall be calculated, in each case, determined as of the last day of each fiscal quarter based upon (a) for Senior Debt, Senior Debt as of the last day of each such fiscal quarter; and (b) for EBITDA, the actual amount for the four-quarter period ending on such day, calculated, with respect to Permitted Acquisitions, on a pro forma basis using historical financial statements obtained from the seller, broken down by fiscal quarter in the Borrower's reasonable judgment (the amounts from which shall be unadjusted unless adjustments thereto shall have been approved in writing by the Agents)."

          (i)          Section 7.4(C) is restated in its entirety as follows:

"Maximum Lease Adjusted Leverage Ratio. The Borrower shall not permit the ratio (the "Lease Adjusted Leverage Ratio") of (i) the sum of (a) Total Debt plus (b) an amount equal to eight (8) times Rentals for the four-quarter period ending on such day to (ii) the sum of (a) EBITDA plus (b) Rentals to be greater than the ratio set forth below at the end of the fiscal quarter ending on the corresponding date set forth below:

Quarter(s) Ending	Ratio

March 30, 2002 through January 4, 2003	5.50 to 1.00

March 29, 2003	5.25 to 1.00

June 21, 2003	5.00 to 1.00

September 13, 2003 through March 27, 2004	4.75 to 1.00

June 19, 2004 through March 26, 2005	4.25 to 1.00

June 18, 2005 through March 25, 2006	4.00 to 1.00

June 17, 2006 and each quarter thereafter	3.75 to 1.00

The Lease Adjusted Leverage Ratio shall be calculated, in each case, determined as of the last day of each fiscal quarter based upon (a) for Total Debt, Total Debt as of the last day of each such fiscal quarter; and (b) for EBITDA and Rentals, the actual amount for the four-quarter period ending on such day, calculated, with respect to Permitted Acquisitions, on a pro forma basis using historical financial statements obtained from the seller, broken down by fiscal quarter in the Borrower's reasonable judgment (the amounts from which shall be unadjusted unless adjustments thereto shall have been approved in writing by the Agents)."

          (j)          Section 7.4(D) is restated in its entirety as follows:

"Interest Expense Coverage Ratio. The Borrower shall maintain a ratio (the "Interest Expense Coverage Ratio") of (i) EBITDA, to (ii) cash Interest Expense (excluding Interest Expenses incurred as a result of canceling interest rate swap agreements in connection with the issuance of Subordinated Indebtedness by the Borrower) during each four fiscal quarter period ending on the date described below of at least the ratio set forth below at the end of the fiscal quarter ending on the corresponding date set forth below:

Quarter(s) Ending	Ratio

March 30, 2002 through January 4, 2003	2.75 to 1.00

March 29, 2003 through March 27, 2004	3.00 to 1.00

June 19, 2004 through March 26, 2005	3.25 to 1.00

June 18, 2005 and each quarter thereafter	3.50 to 1.00

In each case, the Interest Expense Coverage Ratio shall be determined as of the last day of each fiscal quarter described above for the four fiscal quarter period ending on such day, calculated, with respect to Permitted Acquisitions, on a pro forma basis using historical financial statements obtained from the seller, broken down by fiscal quarter in the Borrower's reasonable judgment (the amounts from which shall be unadjusted unless adjustments thereto shall have been approved in writing by the Agents)."

          (k)          Section 7.4(E) is hereby added:

"Capital Expenditures. The Borrower will not, nor will it permit any Subsidiary to expend for Capital Expenditures, on a cumulative basis with respect to fiscal years 2003 and 2004 only, in the aggregate for the Borrower and its Subsidiaries, in excess of (i) for the fiscal quarter ended June 22, 2002, $11,250,000, (ii) for the fiscal quarter ended September 14, 2002, $22,500,000, (iii) for the fiscal quarter ended January 4, 2003, $33,750,000, (iv) for the fiscal year ended March 29, 2003, $45,000,000, (v) for the fiscal quarter ended June 21, 2003, $12,500,000, (vi) for the fiscal quarter ended September 13, 2003, $25,000,000, (vii) for the fiscal quarter ended January 3, 2004, $37,500,000, (viii) for the fiscal year ended March 27, 2004, $50,000,000, (ix) for the fiscal year ended March 26, 2005, $50,000,000, (x) for the fiscal year ended March 25, 2006, $55,000,000, and (xi) for the fiscal year ended March 31, 2007, $60,000,000."

          2.          Consent to Release of Collateral. Each of the Lenders, by its signature below, hereby consents to the release of (i) Spartan Insurance Company, Ltd. from its obligations as a Guarantor under that certain Guaranty and (ii) the lien of the Collateral Agent on the assets of Spartan Insurance Company, Ltd. In consideration of the foregoing release, the Borrower hereby agrees to pay $9,000,000 to the Administrative Agent for the account of the Lenders, to be allocated to the Lenders in accordance with Section 2.4(B)(i)(d) of the Credit Agreement.

          3.          Issuance of Subordinated Indebtedness. The Borrower hereby agrees that if it does not issue Subordinated Indebtedness on or prior to June 22, 2002, then on June 23, 2002 it shall pay to the Administrative Agent a fee for the ratable account of the Lenders in the amount of 25 basis points on the sum of each Lender's respective (i) Acquisition Facility Commitment, (ii) Revolving Loan Commitment and (iii) outstanding principal balance of its Term Loans.

          4.          Conditions of Effectiveness. This Amendment shall become effective and be deemed effective as of the date hereof, if, and only if:

          (a)          the Administrative Agent shall have received duly executed originals of this Amendment from the Borrower, the Administrative Agent and the Required Lenders;

          (b)          the Arranger shall have received a duly executed reaffirmation in the form attached hereto as Exhibit A; and

          (c)          the Administrative Agent shall have received an amendment fee for the ratable account of those Lenders who have submitted their signature pages to this Amendment on or prior to Noon (New York City time) on Wednesday, March 20, 2002

(the "Approving Lenders") in the amount of 25 basis points on the sum of such Approving Lenders' (i) Acquisition Facility Commitments, (ii) Revolving Loan Commitments and (iii) outstanding principal balance of their Term Loans.

          5.          Representations and Warranties of the Borrower. The Borrower hereby represents and warrants as follows:

          (a)          The Borrower has the legal power and authority to execute and deliver this Amendment and the officer(s) of the Borrower executing this Amendment have been duly authorized to execute and deliver the same and bind the Borrower with respect to the provisions hereof.

          (b)          This Amendment and the Credit Agreement as previously executed and as amended hereby, constitute legal, valid and binding obligations of the Borrower, enforceable against it in accordance with their terms.

          (c)          Upon the effectiveness of this Amendment, the Borrower hereby reaffirms all covenants, representations and warranties made in the Credit Agreement and the other Loan Documents to the extent the same are not amended hereby, agrees that all such covenants, representations and warranties shall be deemed to have been remade as of the effective date of this Amendment.

          (d)          There exists no Default or Unmatured Default.

          6.          Reference to the Effect on the Credit Agreement.

          (a)          Upon the effectiveness of Section 1 hereof, on and after the date hereof, each reference in the Credit Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of like import shall mean and be a reference to the Credit Agreement, as amended previously and as amended hereby.

          (b)          Except as specifically amended above, the Credit Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect, and are hereby ratified and confirmed.

          (c)          The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Arrangers, the Agents or any of the Lenders, nor constitute a waiver of any provision of the Credit Agreement or any other documents, instruments and agreements executed and/or delivered in connection therewith.

          7.          Costs and Expenses. The Borrower agrees to pay all reasonable costs, fees and out-of-pocket expenses (including attorneys' fees and expenses charged to the Arrangers and the Agents) incurred by the Arrangers and the Agents in connection with the preparation, arrangement, execution and enforcement of this Amendment.

          8.          Governing Law. ANY DISPUTE BETWEEN THE BORROWER AND ANY AGENT OR ANY LENDER ARISING OUT OF, CONNECTED WITH, RELATED TO, OR

INCIDENTAL TO THE RELATIONSHIP ESTABLISHED BETWEEN THEM IN CONNECTION WITH, THIS AMENDMENT, AND WHETHER ARISING IN CONTRACT, TORT, EQUITY, OR OTHERWISE, SHALL BE RESOLVED IN ACCORDANCE WITH THE INTERNAL LAWS (INCLUDING, WITHOUT LIMITATION, 735 ILCS SECTION 105/5-1 ET SEQ, BUT OTHERWISE WITHOUT REGARD TO THE CONFLICT OF LAWS PROVISIONS) OF THE STATE OF ILLINOIS, BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS.

          9.          Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

          10.          Counterparts. This Amendment may be executed by one or more of the parties to the Amendment on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A facsimile signature page hereto sent to the Arranger or the Arranger's counsel shall be effective as an original counterpart signature provided each party executing such a facsimile counterpart agrees to deliver originals to the Arranger thereof.

          11.          No Strict Construction. The parties hereto have participated jointly in the negotiation and drafting of this Amendment, the Credit Agreement and the other Loan Documents. In the event an ambiguity or question of intent or interpretation arises, this Amendment, the Credit Agreement and the other Loan Documents shall be construed as if drafted jointly by the parties hereto and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Amendment, the Credit Agreement or any of the other Loan Documents.

                    IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

SPARTAN STORES, INC., as Borrower

By:	/s/ David M. Staples
Name: David M. Staples
Title: EVP and CFO

Signature Page to
Amendment No. 5
Spartan Stores, Inc.

ABN AMRO BANK N.V., as Administrative Agent, Arranger, Syndication Agent, Collateral Agent, as a Lender and as an Issuing Bank

By:	/s/ W. Stephen Jones
Name: W. Stephen Jones
Title: Senior Vice President

By:	/s/ Peter J. Hallan
Name: Peter J. Hallan
Title: Vice President

Signature Page to
Amendment No. 5
Spartan Stores, Inc.

STANDARD FEDERAL BANK (f/k/a Michigan National Bank), as Co-Arranger, as a Lender and as an Issuing Bank

By:
Name:
Title:

Signature Page to
Amendment No. 5
Spartan Stores, Inc.

BANK ONE, NA

By:	/s/ Catherine A. Muszynski
Name: Catherine A. Muszynski
Title: Director

Signature Page to
Amendment No. 5
Spartan Stores, Inc.

HARRIS TRUST AND SAVINGS BANK

By:	/s/ Michael Johns
Name: Michael Johns
Title: Vice President

Signature Page to
Amendment No. 5
Spartan Stores, Inc.

NATIONAL CITY BANK

By:	/s/ Thomas E. Redmond
Name: Thomas E. Redmond
Title: Vice President

Signature Page to
Amendment No. 5
Spartan Stores, Inc.

ORIX FINANCIAL SERVICES, INC.

By:	/s/ F. R. Rucker
Name: F. R. Rucker
Title: V.P.

Signature Page to
Amendment No. 5
Spartan Stores, Inc.

COMERICA BANK

By:	/s/ Robert M. Porterfield
Name: Robert M. Porterfield
Title: Vice President

Signature Page to
Amendment No. 5
Spartan Stores, Inc.

FIRSTAR BANK, N.A.

By:	/s/ Michael J. Clawson
Name: Michael J. Clawson
Title: Market President Chicago

Signature Page to
Amendment No. 5
Spartan Stores, Inc.

UNITED OF OMAHA LIFE INSURANCE COMPANY

By:	/s/ Curtis R. Caldwell
Name: Curtis R. Caldwell
Title: First Vice President

Signature Page to
Amendment No. 5
Spartan Stores, Inc.

BALANCED HIGH-YIELD FUND I LTD., By: ING Capital Advisors LLC, as Asset Manager

By:	/s/ John J. D'Angelo
Name: John J. D'Angelo
Title: Vice President

By:
Name:
Title:

BALANCED HIGH-YIELD FUND II LTD., By: ING Capital Advisors LLC, as Asset Manager

By:	/s/ John J. D'Angelo
Name: John J. D'Angelo
Title: Vice President

By:
Name:
Title:

Signature Page to
Amendment No. 5
Spartan Stores, Inc.

THE BANK OF NOVA SCOTIA

By:	/s/ M. D. Smith
Name: M. D. Smith
Title: Agent, Operations

Signature Page to
Amendment No. 5
Spartan Stores, Inc.

U.S. BANK NATIONAL ASSOCIATION

By:	/s/ Carol Morse
Name: Carol Morse
Title: Senior Vice President

Signature Page to
Amendment No. 5
Spartan Stores, Inc.

NCB CAPITAL CORPORATION

By:	/s/ John S. GordtHuart, Jr.
Name: John S. GordtHuart, Jr.
Title: Vice President

Signature Page to
Amendment No. 5
Spartan Stores, Inc.

COÖPERATIEVE CENTRALE RAIFFEISEN- BOERENLEENBANK B.A. "RABOBANK NEDERLAND," NEW YORK BRANCH

By:	/s/ Thomas A. Levasseur
Name: Thomas A. Levasseur
Title: Executive Director

By:	/s/ W. Jeffrey Vollack
Name: W. Jeffrey Vollack
Title: Managing Credit Officer Senior Credit Officer

Signature Page to
Amendment No. 5
Spartan Stores, Inc.

BANK ONE, MICHIGAN

By:	/s/ Vincent R. Herchell
Name: Vincent R. Herchell
Title: Director

Signature Page to
Amendment No. 5
Spartan Stores, Inc.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY By: David L. Babson & Company Inc. as Investment Adviser

By:	/s/ Mary Ann McCarthy
Name: Mary Ann McCarthy
Title: Managing Director

Signature Page to
Amendment No. 5
Spartan Stores, Inc.

SAAR HOLDINGS CDO, LIMITED By: David L. Babson & Company Inc. under delegated authority from Massachusetts Mutual Life Insurance Company as Collateral Manager

By:	/s/ Mary Ann McCarthy
Name: Mary Ann McCarthy
Title: Managing Director

Signature Page to
Amendment No. 5
Spartan Stores, Inc.

KZH RIVERSIDE LLC

By:	/s/ Susan Lee
Name: Susan Lee
Title: Authorized Agent

Signature Page to
Amendment No. 5
Spartan Stores, Inc.

SCUDDER FLOATING RATE FUND

By:	/s/ Kenneth Weber
Name: Kenneth Weber
Title: Sr. Vice President

Signature Page to
Amendment No. 5
Spartan Stores, Inc.

OLYMPIC FUNDING TRUST, SERIES 1999-1

By:	/s/ Diana L. Mushill
Name: Diana L. Mushill
Title: Authorized Agent

Signature Page to
Amendment No. 5
Spartan Stores, Inc.

FIFTH THIRD BANK (WESTERN MICHIGAN)

By:	/s/ David A. Foote
Name: David A. Foote
Title: Vice President

Signature Page to
Amendment No. 5
Spartan Stores, Inc.

FLEET NATIONAL BANK (f/k/a Summit Bank)

By:
Name:
Title:

Signature Page to
Amendment No. 5
Spartan Stores, Inc.

THE CIT GROUP/EQUIPMENT FINANCING, INC.

By:	/s/ Katie J. Saunders
Name: Katie J. Saunders
Title: Senior Credit Analyst

Signature Page to
Amendment No. 5
Spartan Stores, Inc.

FRANKLIN FLOATING RATE TRUST

By:
Name:
Title:

Signature Page to
Amendment No. 5
Spartan Stores, Inc.

MUIRFIELD TRADING LLC

By:	/s/ Diana L. Mushill
Name: Diana L. Mushill
Title: Asst. Vice President

Signature Page to
Amendment No. 5
Spartan Stores, Inc.

HELLER FINANCIAL LEASING INC.

By:	/s/ Ronald E. Lis
Name: Ronald E. Lis
Title: Vice President, Portfolio Manager

Signature Page to
Amendment No. 5
Spartan Stores, Inc.

TCF NATIONAL BANK

By:	/s/ Glenn J. Stadler
Name: Glenn J. Stadler
Title: Vice President

Signature Page to
Amendment No. 5
Spartan Stores, Inc.

AIMCO CDO, SERIES 2000-A

By:	/s/ Jerry D. Zinkula
Name: Jerry D. Zinkula
Title:

By:	/s/ Chris Goergen
Name: Chris Goergen
Title:

ALLSTATE LIFE INSURANCE COMPANY

By:	/s/ Jerry D. Zinkula
Name: Jerry D. Zinkula
Title:

By:	/s/ Chris Goergen
Name: Chris Goergen
Title:

Signature Page to
Amendment No. 5
Spartan Stores, Inc.

SEQUILS-CUMBERLAND I, LTD.

By: Deerfield Capital Management, L.L.C., as its Collateral Manager

By:	/s/ Matt Stouffer
Name: Matt Stouffer
Title: V.P.

Signature Page to
Amendment No. 5
Spartan Stores, Inc.